As filed with the Securities and Exchange Commission on January 3, 2007


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-21597


                             PRIMECAP ODYSSEY FUNDS
               (Exact name of registrant as specified in charter)


                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
               (Address of principal executive offices) (Zip code)


                              DAVID H. VAN SLOOTEN
                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
                     (Name and address of agent for service)


                                 (626) 304-9222
               Registrant's telephone number, including area code


Date of fiscal year end: OCTOBER 31, 2006


Date of reporting period:  OCTOBER 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.



ANNUAL REPORT
OCTOBER 31, 2006



                                      [LOGO, PRIMECAP(R) ODYSSEY FUNDS]

                                            PRIMECAP ODYSSEY STOCK FUND
                                           PRIMECAP ODYSSEY GROWTH FUND
                                PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

[GRAPHIC]  TABLE OF CONTENTS
           PRIMECAP ODYSSEY FUNDS

Letter to Shareholders .....................................................   2
Performance Graphs .........................................................  10
Expense Example ............................................................  13
Sector Breakdown ...........................................................  15
Schedule of Investments ....................................................  17
  PRIMECAP Odyssey Stock Fund ..............................................  17
  PRIMECAP Odyssey Growth Fund .............................................  21
  PRIMECAP Odyssey Aggressive Growth Fund ..................................  25
Statements of Assets and Liabilities .......................................  29
Statements of Operations ...................................................  30
Statement of Changes in Net Assets .........................................  31
  PRIMECAP Odyssey Stock Fund ..............................................  31
  PRIMECAP Odyssey Growth Fund .............................................  32
  PRIMECAP Odyssey Aggressive Growth Fund ..................................  33
Financial Highlights .......................................................  34
  PRIMECAP Odyssey Stock Fund ..............................................  34
  PRIMECAP Odyssey Growth Fund .............................................  35
  PRIMECAP Odyssey Aggressive Growth Fund ..................................  36
Notes to Financial Statements ..............................................  37
Report of Independent Registered Public Accounting Firm ....................  43
Additional Information .....................................................  44
Management .................................................................  47

[GRAPHIC]  LETTER TO SHAREHOLDERS
           PRIMECAP ODYSSEY FUNDS

DEAR FELLOW SHAREHOLDERS,

During their second fiscal year, all three PRIMECAP Odyssey Funds outperformed the unmanaged Standard & Poor's 500 Composite Stock Price Index (S&P 500). From November 1, 2005 through October 31, 2006, the PRIMECAP Odyssey Stock, Growth, and Aggressive Growth Funds produced total returns of 17.48%, 18.49%, and 23.84%, respectively, versus the S&P 500 total return of 16.34%.

Before we begin a discussion of the investment environment and the Funds' results, we would like to address one housekeeping issue. The objective of all three Funds is long-term capital appreciation. While we measure this by pre-tax total returns, we are cognizant of the tax consequences of our investment decisions. As long-term investors, we hold most of our positions for years, not months. This year, however, three of our portfolio companies were acquired, causing unavoidable short-term capital gains.

INVESTMENT ENVIRONMENT OF THE FISCAL YEAR

Despite concerns about weakness in the housing market, high oil prices, and escalating violence in Iraq, equity markets produced solid returns this year. The Dow Jones Industrial Average reached a new record, and nearly every sector in the S&P 500 produced sizable gains. It was a volatile year for equity investors, as the aforementioned concerns, combined with fears of ongoing interest rate hikes, produced minimal returns for the first seven months of the fiscal year. When the Federal Reserve paused its campaign of interest rate increases, and oil prices retreated from their highs, equity markets rallied, and the S&P 500 finished the year up 16.34%.

Oil prices began the fiscal year near $60/barrel, surpassed $75/barrel in July, and then retreated to nearly $60/barrel by the end of October 2006. Persistently high energy prices led to another strong year for the Energy sector, which gained 19.3%. Despite the burden on consumers of continued high energy prices, consumers remained resilient. The Consumer Discretionary sector, an area of significant commitment for the Funds, was one of the better performing sectors in the market, gaining 18.2%.

This year, we observed many industries adapt to oil price volatility. The Airline industry, an area currently favored by the Funds, has dramatically slashed its operating costs, enabling many carriers to return to profitability despite $60/barrel oil.

Another issue, which we have commented on in the past, is a compression of the multiple differential between growth stocks and value stocks. For the year ended October 31, 2006, value stocks continued to significantly outperform growth stocks. The Russell 1000 Value Index posted a total return of 21.46% this year, significantly outperforming the Russell 1000 Growth Index's return of 10.84%. This return differential between value and growth is unlikely to persist indefinitely, as it would result in companies with slower earnings growth trading at premiums to those with faster earnings growth, an unsustainable scenario in our view. We believe that many growth stocks are undervalued. Most of our growth stocks that have outperformed have done so primarily via earnings growth; few have seen meaningful multiple expansion.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

In all three PRIMECAP Odyssey Funds, favorable stock selection offset extremely unfavorable sector allocation. Our most heavily weighted sectors in all three Funds, Health Care and Information Technology, were the two worst performing sectors of the S&P 500 during the fiscal year. We feel fortunate to have outperformed with such unfavorable sector allocation and remain optimistic that these two sectors, which continue to be our most heavily weighted, will see above average returns in the coming years.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP ODYSSEY STOCK FUND

From November 1, 2005 to October 31, 2006, the PRIMECAP Odyssey Stock Fund's total return of 17.48% exceeded the 16.34% return recorded by the unmanaged Standard & Poor's 500 Composite Stock Price Index (S&P 500). The Stock Fund's outperformance was driven primarily by stock selection, which offset unfavorable results from sector allocation.

The most notable performance in the Stock Fund was our Consumer Discretionary holdings, which appreciated 39.7% versus the S&P 500 Consumer Discretionary sector return of 18.2%. The results were primarily attributable to our investments in retailers Kohl's (+46.7%) and Dress Barn (+63.5%).

Strong performance among our Information Technology (IT) selections also contributed significantly to the Stock Fund's returns, more than offsetting our heavy allocation to this underperform-ing sector. Our IT investments appreciated 17.9% versus the S&P 500 IT sector return of 9.5%. Intuit gained 53.7%, owing to strong growth in TurboTax and QuickBooks. Other important contributors to this performance included NVIDIA, which gained 107.9%, and ASML, which gained 34.5%. NVIDIA continues to gain market share in graphics processors, and ASML widened its technology leadership and market share in lithography tools used in semiconductor manufacturing.

The Stock Fund also benefited from its Industrials holdings, which returned 27.7% versus the S&P 500 Industrial sector return of 16.2%. McDermott, our strongest contributor to this Fund's return, appreciated 84.6%, owing to strong growth in demand for its hydrocarbon development and service capabilities.

Our most heavily weighted sector this year was Health Care, which constituted 22.9% of our portfolio and exceeded the benchmark weighting by 10 percentage points. Our Health Care investments, which appreciated 9.6%, lagged the S&P 500 Health Care sector return of 11.4%, and the S&P 500. Substantial declines from Boston Scientific (-32.2%), Medtronic (-13.4%), and Affymetrix (-43.8%) offset strong results from Pfizer (+27.1%) and Eli Lilly (+15.9%). Both Boston Scientific and Medtronic experienced a dramatic slowdown in implantable defibrillator sales as product recalls, FDA inquiries, safety concerns, and the threat of declining reimbursement rates have had a short-term impact on growth rates and investor psychology. Additionally, Boston Scientific has found the initial integration of Guidant to be more challenging than expected. Affymetrix, a pioneer in the gene expression and genotyping markets, has seen its early lead in genotyping eroded by newer technologies.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

The table below lists the top 10 holdings, which collectively represent 25.3% of the total net assets at the fiscal year end.

     ---------------------------------------------------------------------
     PRIMECAP ODYSSEY STOCK FUND                            ENDING % OF
     TOP 10 HOLDINGS AS OF 10/31/06                       TOTAL NET ASSETS
     ---------------------------------------------------------------------
     Novartis AG                                                3.30
     Medtronic Inc.                                             3.30
     Eli Lilly & Co.                                            3.26
     Sony Corp.                                                 2.65
     Amgen Inc.                                                 2.61
     GlaxoSmithKline PLC                                        2.29
     Affymetrix Inc.                                            2.05
     Avery Dennison Corp.                                       2.02
     Boston Scientific Corp.                                    2.01
     Bed Bath & Beyond Inc.                                     1.78
     ---------------------------------------------------------------------
     TOTAL % OF NET ASSETS                                     25.27
     ---------------------------------------------------------------------

With pharmaceuticals trading near 40-year trough relative price-to-earnings ratios (P/Es), we continue to heavily weight these positions. In our view, Novartis, Eli Lilly, and GlaxoSmithKline all have exciting pipelines and low near-term patent expiration exposure. We also believe that the short-term issues currently plaguing Boston Scientific and Medtronic will ultimately be favorably resolved.

PRIMECAP ODYSSEY GROWTH FUND

From November 1, 2005 to October 31, 2006, the PRIMECAP Odyssey Growth Fund's total return of 18.49% exceeded the 16.34% return recorded by the unmanaged Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the 10.84% return recorded by the Russell 1000 Growth Index. The Growth Fund's outperformance was driven primarily by stock selection, which offset unfavorable results from sector allocation.

Our most heavily weighted sectors in this Fund were Health Care and Information Technology (IT). Together, these two sectors constituted 55.3% of the portfolio. In these two sectors, we have found a number of research-intensive companies that stimulate growth through innovation. We believe that securities of such companies, when purchased at reasonable valuations, tend to outperform over long-term time horizons.

Our IT investments constituted 29.3% of the total portfolio, exceeding the S&P 500 IT sector weighting by 14 percentage points. Favorable stock selection more than offset our heavy allocation to this underperforming sector. Our IT investments appreciated 24.3% versus the S&P 500 IT sector return of 9.5%. Intuit, our strongest contributor to the Growth Fund's return, appreciated 53.7%, owing to strong growth in TurboTax and QuickBooks. Other strong contributors included

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

ASML (+34.5%), Akamai (+199.7%), NVIDIA (+107.9%), Oracle (+45.7%), and Rambus
(+12.4%). ASML widened its technology and market share leadership in lithography tools used in semiconductor manufacturing. Akamai saw strong demand for its Internet content delivery services. Oracle's integration of several acquisitions has resulted in an accelerating application business to complement their dominant database franchise. NVIDIA continues to gain market share in graphics processors. Rambus benefited from improving sentiment regarding the long-term prospects of its technology licensing business.

Our Health Care investments constituted 26.0% of the Growth Fund's portfolio and exceeded the S&P 500 Health Care sector weighting by over 13 percentage points. Our Health Care investments, which appreciated 12.9%, exceeded the S&P 500 Health Care sector return of 11.4%, but lagged the return of the S&P 500. Favorable results from Laserscope (+46.2%) and Eli Lilly (+15.9%) offset declines from Affymetrix (-43.8%) and Boston Scientific (-32.2%). Laserscope, a new addition to the portfolio this year, was acquired by American Medical Systems.

The table below lists the top 10 holdings, which collectively represent 22.9% of the total net assets at the fiscal year end.

     ---------------------------------------------------------------------
     PRIMECAP ODYSSEY GROWTH FUND                           ENDING % OF
     TOP 10 HOLDINGS AS OF 10/31/06                       TOTAL NET ASSETS
     ---------------------------------------------------------------------
     Medtronic Inc.                                             2.94
     Eli Lilly & Co.                                            2.91
     Sony Corp.                                                 2.36
     Novartis AG                                                2.33
     Affymetrix Inc.                                            2.32
     ASML Holding N.V.                                          2.16
     Southwest Airlines Co.                                     2.11
     Sepracor Inc.                                              1.95
     Intuit Inc.                                                1.92
     Amgen Inc.                                                 1.88
     ---------------------------------------------------------------------
     TOTAL % OF NET ASSETS                                     22.88
     ---------------------------------------------------------------------

With pharmaceuticals trading near 40-year trough relative price-to-earnings ratios (P/Es), we continue to heavily weight these positions in the Growth Fund. In our view, Novartis and Eli Lilly have exciting pipelines and low near-term patent expiration exposure. Similarly, Sepracor recently launched what is arguably the most effective, non-addictive drug on the market for the treatment of insomnia. We are also optimistic about Medtronic. Although its shares are depressed over concerns regarding product safety, efficacy, and the threat of declining reimbursement rates, we believe these issues will ultimately be favorably resolved, and that this diversified manufacturer of implantable medical devices should continue to deliver double digit earnings growth for the foreseeable future.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

From November 1, 2005 to October 31, 2006, the PRIMECAP Odyssey Aggressive Growth Fund's return of 23.84% exceeded the 16.34% return recorded by the unmanaged Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the 14.51% return recorded by the Russell Midcap Growth Index. The Aggressive Growth Fund's outperformance was driven primarily by stock selection, which offset unfavorable results from sector allocation.

Our most heavily weighted sector in this Fund was Information Technology (IT), which constituted 45.0% of our portfolio and exceeded the S&P 500 IT sector weighting by 29 percentage points. Most of the Aggressive Growth Fund's favorable relative returns this year were attributable to our IT selections. Our stock selections earned a 37.6% return versus the S&P 500 IT sector return of 9.5%. Akamai, our strongest contributor to the Aggressive Growth Fund's return, appreciated 170.2%, owing to robust growth in demand for its Internet content delivery services. Other strong contributors in this sector included NVIDIA (+107.9%), FormFactor (+36.1%), ASML (+34.5%), Rambus (+29.9%), Opsware
(+76.9%), RADVISION (+47.5%), and Micromuse (+39.3%). NVIDIA continues to gain market share in graphics processors. FormFactor has transformed the wafer probe segment of semiconductor testing, offering unprecedented productivity gains for its customers. ASML widened its technology and market share leadership in lithography tools used in semiconductor manufacturing. Rambus benefited from improving sentiment regarding the long-term prospects of its technology licensing business. RADVISION benefited from continued growth in demand for its video conferencing technologies.

Our overweight position in Health Care investments returned 12.3% versus the S&P 500 Health Care gain of 11.4%. Our strongest contributors in this sector were Conceptus (+93.0%) and Laserscope (+46.2%), which offset disappointing results from Affymetrix (-43.8%), Pharmacyclics (-27.2%), and Boston Scientific (-26.2%). Conceptus' non-invasive permanent birth control product, which is safer and more cost effective than other procedures, nearly doubled its sales. Laserscope, a new addition to the portfolio this year, was acquired by American Medical Systems.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

The table below lists the top 10 holdings, which collectively represent 27.1% of the total net assets at the fiscal year end.

     ---------------------------------------------------------------------
     PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND                ENDING % OF
     TOP 10 HOLDINGS AS OF 10/31/06                       TOTAL NET ASSETS
     ---------------------------------------------------------------------
     ASML Holding N.V.                                          3.38
     Affymetrix Inc.                                            3.25
     American Italian Pasta Co.                                 3.18
     Yahoo! Inc.                                                2.95
     Cymer Inc.                                                 2.65
     FormFactor Inc.                                            2.52
     Altera Corp.                                               2.40
     AMR Corp.                                                  2.36
     Stratasys Inc.                                             2.26
     Boston Scientific Corp.                                    2.12
     ---------------------------------------------------------------------
     TOTAL % OF NET ASSETS                                     27.07
     ---------------------------------------------------------------------

Our top 10 holdings reflect our ongoing enthusiasm for information technology and semiconductor related companies in particular. ASML, Cymer, and FormFactor are all technological and market share leaders in the design of equipment used to manufacture semiconductor devices. Each of these companies has significantly widened its technological lead over its respective competition this year. Similarly, Altera is one of two dominant suppliers of programmable logic devices, a reprogrammable semiconductor that is found extensively in many telecommunications devices.

The top 10 holdings also include a number of names we have continued to add to despite very poor performance this year, namely Affymetrix, Yahoo, and Boston Scientific. Affymetrix, a pioneer in the gene expression and genotyping markets, has seen its early lead in genotyping eroded by newer technologies. We are confident, however, that their new product pipeline will enable the company to regain its competitive position. Similarly, we expect Yahoo to strengthen its competitive position and accelerate its growth with the imminent release of its much-anticipated new monetization and behavioral targeting technologies. Finally, we believe the safety and efficacy concerns surrounding Boston Scientific's implantable defibrillator and drug eluting stent businesses will be favorably resolved. The company has been plagued by product recalls, safety concerns, and the integration of Guidant, a recent acquisition.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

STRUCTURE OF PORTFOLIO, POSITIONING, AND OUTLOOK FOR THE
PRIMECAP ODYSSEY FUNDS

Although globalization continues to be an engine of economic growth, and we remain optimistic on the U.S. economy, we see conflicting economic signals. Corporate balance sheets are in excellent shape, energy and other commodity prices have retreated from their highs, price-to-earnings ratios are at reasonable levels, and long-term interest rates remain low relative to historic levels. Conversely, the U.S. is still at war, the housing market is showing clear signs of weakness, short-term interest rates are much higher than they have been in recent years, energy and commodity prices remain high relative to historic levels, and corporate profit margins are nearing all-time highs. Within the context of this economic environment, we have continued to heavily weight the Health Care and Information Technology sectors. We believe that our stock selections in both of these sectors have significant appreciation potential, irrespective of how the aforementioned economic forces ultimately evolve.

In previous shareholder letters, we have discussed our belief that the pharmaceutical industry is part of the solution to rising health care costs, not part of the problem. As our understanding of genetics and molecular biology continues to advance, the medical profession will have a greater understanding of which genetic traits increase susceptibility to disease, which genetic traits result in improved responsiveness to various drugs, and which genetic traits cause serious side effects. Medical care and drug therapy will be far more customized in the future than it is today. We believe this will improve both the efficacy and cost effectiveness of drugs, relative to other means of providing health care. In the future, the prudent use of prescription drugs may demonstrably lower total health costs by substantially reducing the frequency of hospitalizations, emergency room visits, and surgeries. This will prove to be of critical importance as the aging population and longer life expectancy in the U.S. and other countries will place unprecedented demands on hospitals and physicians.

Despite the bright future prospects for the pharmaceutical and biotechnology industries, relative valuations remain near 40-year lows. In our view, the long-term revenue growth opportunity and multiple expansion potential makes the Health Care sector very attractive. In all three PRIMECAP Odyssey Funds, we have increased our already heavy allocation to this sector.

We continue to remain heavily invested in Information Technology. As broadband access becomes more pervasive and the Internet becomes more useful and engaging, the complexity and sophistication of the hardware, software, and telecommunications infrastructure supporting the Internet is increasing. We also see significant international opportunities for our IT selections. We believe that China will rapidly increase its consumption of the products, services, and intellectual property that have become integral to modern life in the U.S. and Europe.

In all three Funds, we have reduced our allocations to the Energy and Materials sectors. While commodity prices (including hydrocarbons) may see significant short-term volatility, we believe that, in the long-term, commodity price growth will not exceed the rate of inflation. Although demand

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS

growth in China, India, and other rapidly expanding economies place upward price pressure on commodities, this is a self correcting process as it also creates economic incentives to consume more efficiently, curtail consumption, develop new sources of supply, and find substitutes to reduce dependence on high-priced commodities.

In closing, we would like to thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.

Sincerely,


PRIMECAP Management Company


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance figures reflect fee waivers in effect, and in the absence of fee waivers, total returns would be lower.

The Standard & Poor's 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the market in general. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. These indices do not incur expenses and are not available for investment.

Price-to-earnings ratios (P/Es) are calculated by dividing the current price of a stock by a company's earnings per share.

THE FUNDS INVEST IN SMALLER COMPANIES, WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. ALL FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. MUTUAL FUND INVESTING INVOLVES RISK, AND LOSS OF PRINCIPAL IS POSSIBLE.

GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

Please refer to the Schedule of Investments for details of Fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

                                                                         (12/06)
----------
NOTE: SECTOR WEIGHTINGS ARE BASED ON AVERAGE WEIGHT FOR THE PERIOD.

[GRAPHIC]  PERFORMANCE GRAPHS
           PRIMECAP ODYSSEY STOCK FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to October 31, 2006 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

 [The following table was represented as a line chart in the printed material.]

                       PRIMECAP Odyssey Stock Fund       S&P 500 Index
                       ---------------------------       -------------
          11/1/2004               $10,000                   $10,000
         11/30/2004               $10,360                   $10,402
         12/31/2004               $10,920                   $10,756
          1/31/2005               $10,610                   $10,493
          2/28/2005               $10,900                   $10,714
          3/31/2005               $10,740                   $10,524
          4/30/2005               $10,490                   $10,324
          5/31/2005               $10,940                   $10,652
          6/30/2005               $10,990                   $10,667
          7/31/2005               $11,530                   $11,064
          8/31/2005               $11,610                   $10,963
          9/30/2005               $11,630                   $11,052
         10/31/2005               $11,480                   $10,868
         11/30/2005               $11,950                   $11,278
         12/31/2005               $12,126                   $11,282
          1/31/2006               $12,767                   $11,581
          2/28/2006               $12,617                   $11,612
          3/31/2006               $12,907                   $11,756
          4/30/2006               $13,047                   $11,914
          5/31/2006               $12,677                   $11,570
          6/30/2006               $12,607                   $11,587
          7/31/2006               $12,496                   $11,658
          8/31/2006               $12,787                   $11,936
          9/30/2006               $13,007                   $12,244
         10/31/2006               $13,487                   $12,643

                                                           TOTAL RETURN
                                                   PERIOD ENDED OCTOBER 31, 2006
                                                   -----------------------------
                                                                    ANNUALIZED
                                                                 SINCE INCEPTION
                                                    1 YEAR          (11/01/04)
                                                   --------      ---------------
PRIMECAP Odyssey Stock Fund                         17.48%            16.16%
S&P 500 Index*                                      16.34%            12.46%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

----------
* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY GROWTH FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to October 31, 2006 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

 [The following table was represented as a line chart in the printed material.]

                       PRIMECAP Odyssey Growth Fund      S&P 500 Index
                       ----------------------------      -------------
          11/1/2004               $10,000                   $10,000
         11/30/2004               $10,410                   $10,402
         12/31/2004               $10,960                   $10,756
          1/31/2005               $10,550                   $10,493
          2/28/2005               $10,810                   $10,714
          3/31/2005               $10,640                   $10,524
          4/30/2005               $10,450                   $10,324
          5/31/2005               $11,060                   $10,652
          6/30/2005               $11,060                   $10,667
          7/31/2005               $11,540                   $11,064
          8/31/2005               $11,560                   $10,963
          8/31/2005               $11,610                   $11,052
         10/31/2005               $11,620                   $10,868
         11/30/2005               $12,110                   $11,278
         12/31/2005               $12,248                   $11,282
          1/31/2006               $12,908                   $11,581
          2/28/2006               $12,858                   $11,612
          3/31/2006               $13,158                   $11,756
          4/30/2006               $13,208                   $11,914
          5/31/2006               $12,708                   $11,570
          6/30/2006               $12,808                   $11,587
          7/31/2006               $12,688                   $11,658
          8/31/2006               $13,068                   $11,936
          9/30/2006               $13,249                   $12,244
         10/31/2006               $13,769                   $12,643

                                                           TOTAL RETURN
                                                   PERIOD ENDED OCTOBER 31, 2006
                                                   -----------------------------
                                                                    ANNUALIZED
                                                                 SINCE INCEPTION
                                                    1 YEAR          (11/01/04)
                                                   --------      ---------------
PRIMECAP Odyssey Growth Fund                        18.49%            17.37%
S&P 500 Index*                                      16.34%            12.46%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

----------
* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to October 31, 2006 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

 [The following table was represented as a line chart in the printed material.]

                            PRIMECAP Odyssey
                          Aggressive Growth Fund         S&P 500 Index
                          ----------------------         -------------
          11/1/2004               $10,000                   $10,000
         11/30/2004               $10,510                   $10,402
         12/31/2004               $11,080                   $10,756
          1/31/2005               $10,500                   $10,493
          2/28/2005               $10,690                   $10,714
          3/31/2005               $10,470                   $10,524
          4/30/2005                $9,890                   $10,324
          5/31/2005               $10,600                   $10,652
          6/30/2005               $10,560                   $10,667
          7/31/2005               $11,220                   $11,064
          8/31/2005               $11,170                   $10,963
          9/30/2005               $11,400                   $11,052
         10/31/2005               $11,240                   $10,868
         11/30/2005               $12,000                   $11,278
         12/31/2005               $11,960                   $11,282
          1/31/2006               $12,790                   $11,581
          2/28/2006               $12,700                   $11,612
          3/31/2006               $13,060                   $11,756
          4/30/2006               $13,110                   $11,914
          5/31/2006               $12,500                   $11,570
          6/30/2006               $12,710                   $11,587
          7/31/2006               $12,310                   $11,658
          8/31/2006               $13,000                   $11,936
          9/30/2006               $13,200                   $12,244
         10/31/2006               $13,920                   $12,643

                                                           TOTAL RETURN
                                                   PERIOD ENDED OCTOBER 31, 2006
                                                   -----------------------------
                                                                    ANNUALIZED
                                                                 SINCE INCEPTION
                                                    1 YEAR          (11/01/04)
                                                   --------      ---------------
PRIMECAP Odyssey Aggressive Growth Fund             23.84%            18.01%
S&P 500 Index*                                      16.34%            12.46%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

----------
* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

[GRAPHIC]  EXPENSE EXAMPLE - (UNAUDITED)
           PRIMECAP ODYSSEY FUNDS

As a shareholder of one or more of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 30, 2006 to October 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS

---------------------------------------------------------------------------------------
                               BEGINNING     ENDING     EXPENSES PAID    EXPENSE RATIO
                                ACCOUNT      ACCOUNT    DURING PERIOD*   DURING PERIOD*
                                 VALUE        VALUE      (4/30/06 TO      (4/30/06 TO
                               (4/30/06)   (10/31/06)      10/31/06)        10/31/06)
---------------------------------------------------------------------------------------
PRIMECAP ODYSSEY STOCK FUND
Actual Performance             $1,000.00    $1,033.70       $4.98             0.97%
Hypothetical Performance
(5% return before expenses)    $1,000.00    $1,020.31       $4.94             0.97%

PRIMECAP ODYSSEY GROWTH FUND
Actual Performance             $1,000.00    $1,042.40       $4.67             0.91%
Hypothetical Performance
(5% return before expenses)    $1,000.00    $1,020.64       $4.62             0.91%

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
Actual Performance             $1,000.00    $1,061.80       $5.02             0.97%
Hypothetical Performance
(5% return before expenses)    $1,000.00    $1,020.34       $4.92             0.97%
---------------------------------------------------------------------------------------

----------
* Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

[GRAPHIC]  SECTOR BREAKDOWN
           PRIMECAP ODYSSEY FUNDS

                          PRIMECAP ODYSSEY STOCK FUND
              -----------------------------------------------------
              Consumer Discretionary                          16.0%
              Consumer Staples                                 0.2%
              Energy                                           5.4%
              Financials                                       8.0%
              Health Care                                     24.8%
              Industrials                                     13.4%
              Information Technology                          16.5%
              Materials                                        6.6%
              Telecommunication Services                       0.7%
              Short Term Investments                           8.4%
              -----------------------------------------------------
              TOTAL                                          100.0%
              -----------------------------------------------------

                          PRIMECAP ODYSSEY GROWTH FUND
              -----------------------------------------------------
              Consumer Discretionary                          13.8%
              Energy                                           4.4%
              Financials                                       5.6%
              Health Care                                     25.3%
              Industrials                                     10.2%
              Information Technology                          28.8%
              Materials                                        1.3%
              Telecommunication Services                       0.9%
              Short Term Investments                           9.7%
              -----------------------------------------------------
              TOTAL                                          100.0%
              -----------------------------------------------------

The tables above list sector allocations as a percentage of each Fund's total investments as of October 31, 2006. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

SECTOR BREAKDOWN
PRIMECAP ODYSSEY FUNDS

                    PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
              -----------------------------------------------------
              Consumer Discretionary                           4.9%
              Consumer Staples                                 4.2%
              Energy                                           3.6%
              Financials                                       2.7%
              Health Care                                     21.3%
              Industrials                                      7.9%
              Information Technology                          41.7%
              Materials                                        0.7%
              Short Term Investments                          13.0%
              -----------------------------------------------------
              TOTAL                                          100.0%
              -----------------------------------------------------

The table above lists sector allocations as a percentage of the Fund's total investments as of October 31, 2006. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

[GRAPHIC]  SCHEDULE OF INVESTMENTS
           PRIMECAP ODYSSEY STOCK FUND
           OCTOBER 31, 2006

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 93.1%

CONSUMER DISCRETIONARY: 16.3%
     39,100   Bed Bath & Beyond, Inc. (a) .......................  $  1,575,339
     16,400   CarMax, Inc. (a) ..................................       726,520
     20,000   Comcast Corp. - Class A (a) .......................       813,400
     35,900   DIRECTV Group, Inc. (The) (a) .....................       799,852
     30,000   Dow Jones & Co., Inc. .............................     1,052,700
     30,000   Dress Barn, Inc. (a) ..............................       651,600
     10,000   Eastman Kodak Co. .................................       244,000
     15,900   Kohl's Corp. (a) ..................................     1,122,540
     20,000   Mattel, Inc. ......................................       452,600
      3,600   Nordstrom, Inc. ...................................       170,460
     57,200   Sony Corp. - ADR ..................................     2,344,056
      4,050   Target Corp. ......................................       239,679
     11,950   Time Warner, Inc. .................................       239,120
     38,550   TJX Cos, Inc. .....................................     1,116,022
     15,100   Univision Communications, Inc. - Class A (a) ......       529,406
     17,500   Walt Disney Co. (The) .............................       550,550
     16,000   Whirlpool Corp. ...................................     1,390,880
      6,700   Yum! Brands, Inc. .................................       398,382
                                                                   ------------
                                                                     14,417,106
                                                                   ------------
CONSUMER STAPLES: 0.2%
     10,700   Cott Corp. (a) ....................................       156,648
                                                                   ------------
ENERGY: 5.5%
      2,400   Arch Coal, Inc. ...................................        83,112
      1,300   Cameron International Corp. (a) ...................        65,130
     23,500   EnCana Corp. ......................................     1,116,015
     14,000   EOG Resources, Inc. ...............................       931,420
      1,400   GlobalSantaFe Corp. ...............................        72,660
      8,000   Murphy Oil Corp. ..................................       377,280
     11,422   National Oilwell Varco, Inc. (a) ..................       689,889
        550   Noble Corp. .......................................        38,555
      1,100   Pioneer Natural Resources Co. .....................        44,803
      6,200   Pogo Producing Co. ................................       277,450
     17,900   Schlumberger Ltd. .................................     1,129,132
                                                                   ------------
                                                                      4,825,446
                                                                   ------------


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  SCHEDULE OF INVESTMENTS
           PRIMECAP ODYSSEY STOCK FUND
           OCTOBER 31, 2006 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
FINANCIALS: 8.1%
     10,100   American International Group, Inc. ................  $    678,417
     31,500   Bank of New York Co., Inc. (The) ..................     1,082,655
        370   Berkshire Hathaway, Inc. - Class B (a) ............     1,300,550
     11,500   Chubb Corp. .......................................       611,225
     13,000   Fannie Mae ........................................       770,380
      5,500   Fifth Third Bancorp ...............................       219,175
     50,050   Marsh & McLennan Cos, Inc. ........................     1,473,472
      4,950   MBIA, Inc. ........................................       306,999
     12,000   St. Paul Travelers Cos, Inc. (The) ................       613,560
      3,000   Washington Mutual, Inc. ...........................       126,900
                                                                   ------------
                                                                      7,183,333
                                                                   ------------
HEALTH CARE: 25.2%
     71,100   Affymetrix, Inc. (a) ..............................     1,813,050
     30,400   Amgen, Inc. (a) ...................................     2,307,664
     19,750   Biogen Idec, Inc. (a) .............................       940,100
    111,656   Boston Scientific Corp. (a) .......................     1,776,447
     51,400   Eli Lilly & Co. ...................................     2,878,914
     38,000   GlaxoSmithKline PLC - ADR .........................     2,023,500
     59,900   Medtronic, Inc. ...................................     2,915,932
     48,050   Novartis AG - ADR .................................     2,918,077
     45,300   Pfizer, Inc. ......................................     1,207,245
      7,900   Roche Holding AG - CHF ............................     1,382,444
     21,100   Sepracor, Inc. (a) ................................     1,092,136
     19,900   Waters Corp. (a) ..................................       991,020
                                                                   ------------
                                                                     22,246,529
                                                                   ------------
INDUSTRIALS: 13.6%
      6,000   3M Co. ............................................       473,040
     28,000   Alaska Air Group, Inc. (a) ........................     1,124,200
      8,000   Alexander & Baldwin, Inc. .........................       368,240
     49,000   AMR Corp. (a) .....................................     1,388,660
     28,300   Avery Dennison Corp. ..............................     1,786,862
      2,200   Burlington Northern Santa Fe Corp. ................       170,566
      6,000   Canadian National Railway Co. .....................       285,840
      8,200   Caterpillar, Inc. .................................       497,822
     18,000   Chicago Bridge & Iron Co. N.V. - ADR ..............       442,080
      2,050   Fluor Corp. .......................................       160,781
     15,000   General Electric Co. ..............................       526,650
     29,600   JetBlue Airways Corp. (a) .........................       371,776



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2006 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
     27,100   McDermott International, Inc. (a) .................  $  1,211,370
      5,200   Norfolk Southern Corp. ............................       273,364
     24,700   Pall Corp. ........................................       787,930
     99,800   Southwest Airlines Co. ............................     1,499,994
      2,300   Thomas & Betts Corp. (a) ..........................       118,519
      5,800   Union Pacific Corp. ...............................       525,654
                                                                   ------------
                                                                     12,013,348
                                                                   ------------
INFORMATION TECHNOLOGY: 16.8%
     16,250   Accenture Ltd. - Class A ..........................       534,788
      9,300   Agilent Technologies, Inc. (a) ....................       331,080
     42,000   Applied Materials, Inc. ...........................       730,380
     49,000   ASML Holding N.V. (a) .............................     1,119,160
      6,400   Comverse Technology, Inc. (a) .....................       139,328
     53,450   Corning, Inc. (a) .................................     1,091,983
     62,900   EMC Corp. (a) .....................................       770,525
        496   Freescale Semiconductor, Inc. - Class B (a) .......        19,508
     30,000   Intel Corp. .......................................       640,200
     27,000   Intuit, Inc. (a) ..................................       953,100
      8,000   KLA-Tencor Corp. ..................................       393,360
     16,000   L.M. Ericsson Telephone Co. - ADR .................       605,120
     44,000   Microsoft Corp. ...................................     1,263,240
     20,000   Motorola, Inc. ....................................       461,200
    332,000   Nortel Networks Corp. (a) .........................       740,360
     18,000   NVIDIA Corp. (a) ..................................       627,660
     52,300   Oracle Corp. (a) ..................................       965,981
      7,200   Paychex, Inc. .....................................       284,256
      4,100   Research In Motion Ltd. (a) .......................       481,668
      1,600   Silicon Laboratories, Inc. (a) ....................        52,208
     62,800   Symantec Corp. (a) ................................     1,245,952
     34,500   Texas Instruments, Inc. ...........................     1,041,210
     13,000   Yahoo!, Inc. (a) ..................................       342,420
                                                                   ------------
                                                                     14,834,687
                                                                   ------------
MATERIALS: 6.7%
     24,500   Alcoa, Inc. .......................................       708,295
      7,750   Dow Chemical Co. (The) ............................       316,122
     18,000   MeadWestvaco Corp. ................................       495,360
      2,000   Minerals Technologies, Inc. .......................       110,320
     14,300   Monsanto Co. ......................................       632,346


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
OCTOBER 31, 2006 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
MATERIALS (CONTINUED)
      7,000   Newmont Mining Corp. ..............................  $    316,890
      8,000   Phelps Dodge Corp. ................................       803,040
      7,000   Potash Corp. of Saskatchewan ......................       874,300
      5,950   Praxair, Inc. .....................................       358,488
      8,000   Vulcan Materials Co. ..............................       651,840
     10,300   Weyerhaeuser Co. ..................................       654,977
                                                                   ------------
                                                                      5,921,978
                                                                   ------------
TELECOMMUNICATION SERVICES: 0.7%
      1,042   Embarq Corp. ......................................        50,381
     31,650   Sprint Corp. ......................................       591,538
                                                                   ------------
                                                                        641,919
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $72,963,853) ............................................    82,240,994
                                                                   ------------

 Principal
   Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.6%
$ 7,580,121   Dreyfus Institutional U.S. Treasury Money Market Fund
  (cost $7,580,121) .............................................  $  7,580,121
                                                                   ------------
TOTAL INVESTMENTS
  (cost $80,543,974): 101.7% ....................................    89,821,115
Liabilities in Excess of Other Assets: (1.7)% ...................    (1,467,000)
                                                                   ------------
TOTAL NET ASSETS: 100.0% ........................................  $ 88,354,115
                                                                   ============

----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  SCHEDULE OF INVESTMENTS
           PRIMECAP ODYSSEY GROWTH FUND
           OCTOBER 31, 2006

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 92.2%

CONSUMER DISCRETIONARY: 14.1%
    160,000   99 Cents Only Stores (a) ..........................  $  1,918,400
     90,000   Bed Bath & Beyond, Inc. (a) .......................     3,626,100
     37,450   CarMax, Inc. (a) ..................................     1,659,035
     25,000   Comcast Corp. - Class A (a) .......................     1,016,750
     54,800   DIRECTV Group, Inc. (The) (a) .....................     1,220,944
     36,000   Dress Barn, Inc. (a) ..............................       781,920
     97,000   Gentex Corp. ......................................     1,543,270
     16,000   Harman International Industries, Inc. .............     1,637,600
     17,850   Kohl's Corp. (a) ..................................     1,260,210
     50,000   Mattel, Inc. ......................................     1,131,500
      6,700   Nordstrom, Inc. ...................................       317,245
    157,900   Quiksilver, Inc. (a) ..............................     2,202,705
    116,500   Sony Corp. - ADR ..................................     4,774,170
      7,450   Target Corp. ......................................       440,891
     27,950   Time Warner, Inc. .................................       559,280
     50,050   TJX Cos, Inc. .....................................     1,448,947
     35,100   Univision Communications, Inc. - Class A (a) ......     1,230,606
      3,500   Walt Disney Co. (The) .............................       110,110
     28,750   Yum! Brands, Inc. .................................     1,709,475
                                                                   ------------
                                                                     28,589,158
                                                                   ------------
ENERGY: 4.5%
     40,000   Arch Coal, Inc. ...................................     1,385,200
      3,000   Cameron International Corp. (a) ...................       150,300
      1,196   Chevron Corp. .....................................        80,371
     13,600   EnCana Corp. ......................................       645,864
     31,000   EOG Resources, Inc. ...............................     2,062,430
     10,000   Murphy Oil Corp. ..................................       471,600
     20,000   National Oilwell Varco, Inc. (a) ..................     1,208,000
      2,000   Noble Corp. .......................................       140,200
      5,600   Pogo Producing Co. ................................       250,600
      4,000   Pride International, Inc. (a) .....................       110,440
     38,400   Schlumberger Ltd. .................................     2,422,272
      2,400   Transocean, Inc. (a) ..............................       174,096
                                                                   ------------
                                                                      9,101,373
                                                                   ------------
FINANCIALS: 5.7%
     25,750   American International Group, Inc. ................     1,729,627
     27,000   Bank of New York Co., Inc. (The) ..................       927,990


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2006 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
        600   Berkshire Hathaway, Inc. - Class B (a) ............  $  2,109,000
     20,884   Chubb Corp. .......................................     1,109,985
      6,000   Fifth Third Bancorp ...............................       239,100
     60,000   Hanmi Financial Corp. .............................     1,282,200
     96,450   Marsh & McLennan Cos, Inc. ........................     2,839,488
     10,700   MBIA, Inc. ........................................       663,614
     10,600   State Street Corp. ................................       680,838
                                                                   ------------
                                                                     11,581,842
                                                                   ------------
HEALTH CARE: 25.9%
    183,650   Affymetrix, Inc. (a) ..............................     4,683,075
     14,000   Alcon, Inc. .......................................     1,485,120
     50,000   Amgen, Inc. (a) ...................................     3,795,500
     36,150   Biogen Idec, Inc. (a) .............................     1,720,740
    209,300   Boston Scientific Corp. (a) .......................     3,329,963
     60,000   Conceptus, Inc. (a) ...............................     1,189,200
    105,000   Eli Lilly & Co. ...................................     5,881,050
     59,000   GlaxoSmithKline PLC - ADR .........................     3,141,750
    121,900   Medtronic, Inc. ...................................     5,934,092
     77,550   Novartis AG - ADR .................................     4,709,611
     82,150   Pfizer, Inc. ......................................     2,189,298
    340,000   Possis Medical, Inc. (a) ..........................     3,712,800
     16,200   Roche Holding AG - CHF ............................     2,834,886
     76,300   Sepracor, Inc. (a) ................................     3,949,288
     43,000   SurModics, Inc. (a) ...............................     1,500,700
     44,000   Waters Corp. (a) ..................................     2,191,200
                                                                   ------------
                                                                     52,248,273
                                                                   ------------
INDUSTRIALS: 10.4%
     13,000   3M Co. ............................................     1,024,920
    125,000   AMR Corp. (a) .....................................     3,542,500
     46,350   Avery Dennison Corp. ..............................     2,926,539
     13,700   Caterpillar, Inc. .................................       831,727
     10,500   FedEx Corp. .......................................     1,202,670
     18,750   Fluor Corp. .......................................     1,470,563
    103,250   JetBlue Airways Corp. (a) .........................     1,296,820
     10,400   Kirby Corp. (a) ...................................       364,312
     44,000   McDermott International, Inc. (a) .................     1,966,800
     68,400   Pall Corp. ........................................     2,181,960
    283,400   Southwest Airlines Co. ............................     4,259,502
                                                                   ------------
                                                                     21,068,313
                                                                   ------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2006 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY: 29.4%
     31,550   Accenture Ltd. - Class A ..........................  $  1,038,311
      3,588   Adobe Systems, Inc. (a) ...........................       137,241
     12,700   Agilent Technologies, Inc. (a) ....................       452,120
    105,000   Altera Corp. (a) ..................................     1,936,200
     51,700   Applied Materials, Inc. ...........................       899,063
    191,250   ASML Holding N.V. (a) .............................     4,368,150
      2,800   Autodesk, Inc. (a) ................................       102,900
     76,000   Avid Technology, Inc. (a) .........................     2,745,120
     26,000   Avocent Corp. (a) .................................       954,460
    100,000   Comverse Technology, Inc. (a) .....................     2,177,000
     52,300   Corning, Inc. (a) .................................     1,068,489
     44,100   Cymer, Inc. (a) ...................................     2,043,153
    132,300   EMC Corp. (a) .....................................     1,620,675
     70,000   FormFactor, Inc. (a) ..............................     2,672,600
        220   Freescale Semiconductor, Inc. - Class B (a) .......         8,653
      4,000   Google, Inc. (a) ..................................     1,905,560
     50,000   Intel Corp. .......................................     1,067,000
     20,000   Intersil Corp. - Class A ..........................       469,000
    110,000   Intuit, Inc. (a) ..................................     3,883,000
     29,000   KLA-Tencor Corp. ..................................     1,425,930
     48,000   L.M. Ericsson Telephone Co. - ADR .................     1,815,360
     40,000   McAfee, Inc. (a) ..................................     1,157,200
    108,200   Micron Technology, Inc. (a) .......................     1,563,490
     98,600   Microsoft Corp. ...................................     2,830,806
     40,000   Motorola, Inc. ....................................       922,400
    496,700   Nortel Networks Corp. (a) .........................     1,107,641
     60,000   NVIDIA Corp. (a) ..................................     2,092,200
    150,400   Oracle Corp. (a) ..................................     2,777,888
     14,000   Paychex, Inc. .....................................       552,720
     30,600   QUALCOMM, Inc. ....................................     1,113,534
     93,000   Rambus, Inc. (a) ..................................     1,540,080
     12,750   Research In Motion Ltd. (a) .......................     1,497,870
     12,050   Silicon Laboratories, Inc. (a) ....................       393,191
    102,600   Symantec Corp. (a) ................................     2,035,584
     52,200   Texas Instruments, Inc. ...........................     1,575,396
     12,000   Trimble Navigation Ltd. (a) .......................       554,640
     78,000   VeriSign, Inc. (a) ................................     1,613,040
    128,600   Yahoo!, Inc. (a) ..................................     3,387,324
                                                                   ------------
                                                                     59,504,989
                                                                   ------------


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
OCTOBER 31, 2006 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
MATERIALS: 1.3%
      9,500   Minerals Technologies, Inc. .......................  $    524,020
     18,800   Monsanto Co. ......................................       831,336
     20,800   Praxair, Inc. .....................................     1,253,200
                                                                   ------------
                                                                      2,608,556
                                                                   ------------
TELECOMMUNICATION SERVICES: 0.9%
      2,622   Embarq Corp. ......................................       126,774
     91,150   Sprint Corp. ......................................     1,703,593
                                                                   ------------
                                                                      1,830,367
                                                                   ------------
TOTAL COMMON STOCKS
(cost $169,867,237) .............................................   186,532,871
                                                                   ------------
 Principal
   Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.9%
$19,993,117   Dreyfus Institutional U.S. Treasury Money Market Fund
  (cost $19,993,117) ............................................  $ 19,993,117
                                                                   ------------
TOTAL INVESTMENTS
  (cost $189,860,354): 102.1% ...................................   206,525,988
Liabilities in Excess of Other Assets: (2.1)% ...................    (4,316,773)
                                                                   ------------
TOTAL NET ASSETS: 100.0% ........................................  $202,209,215
                                                                   ============

----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  SCHEDULE OF INVESTMENTS
           PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
           OCTOBER 31, 2006

  Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 88.6%

CONSUMER DISCRETIONARY: 5.0%
     17,800   99 Cents Only Stores (a) ..........................  $    213,422
     31,000   AC Moore Arts & Crafts, Inc. (a) ..................       679,830
      6,000   Blue Nile, Inc. (a) ...............................       229,260
      6,500   California Pizza Kitchen, Inc. (a) ................       209,755
     22,400   CarMax, Inc. (a) ..................................       992,320
     26,800   DIRECTV Group, Inc. (The) (a) .....................       597,104
     84,000   Gentex Corp. ......................................     1,336,440
     78,900   Quiksilver, Inc. (a) ..............................     1,100,655
     10,100   Yum! Brands, Inc. .................................       600,546
                                                                   ------------
                                                                      5,959,332
                                                                   ------------
CONSUMER STAPLES: 4.3%
    508,800   American Italian Pasta Co. - Class A (a) ..........     3,810,912
     17,900   Cott Corp. (a) ....................................       262,056
     72,100   Senomyx, Inc. (a) .................................     1,111,782
                                                                   ------------
                                                                      5,184,750
                                                                   ------------
ENERGY: 3.7%
      3,600   Arch Coal, Inc. ...................................       124,668
     14,000   EOG Resources, Inc. ...............................       931,420
     29,000   Hanover Compressor Co. (a) ........................       537,080
     12,000   National Oilwell Varco, Inc. (a) ..................       724,800
      1,900   Noble Corp. .......................................       133,190
      4,650   Pioneer Natural Resources Co. .....................       189,394
      5,350   Pogo Producing Co. ................................       239,413
     28,200   Pride International, Inc. (a) .....................       778,602
     10,000   Transocean, Inc. (a) ..............................       725,400
                                                                   ------------
                                                                      4,383,967
                                                                   ------------
FINANCIALS: 2.7%
     28,100   Advance America Cash Advance Centers, Inc. ........       421,219
     49,000   Hanmi Financial Corp. .............................     1,047,130
    120,700   MarketAxess Holdings, Inc. (a) ....................     1,357,875
      7,450   MBIA, Inc. ........................................       462,049
                                                                   ------------
                                                                      3,288,273
                                                                   ------------
HEALTH CARE: 21.7%
    103,200   Abiomed, Inc. (a) .................................     1,465,440
    152,600   Affymetrix, Inc. (a) ..............................     3,891,300
      8,000   Alcon, Inc. .......................................       848,640


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
OCTOBER 31, 2006 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
     20,000   BioMarin Pharmaceuticals, Inc. (a) ................  $    320,600
    159,500   Boston Scientific Corp. (a) .......................     2,537,645
    102,950   Conceptus, Inc. (a) ...............................     2,040,469
    179,000   Dendreon Corp. (a) ................................       902,160
     21,600   Greatbatch, Inc. (a) ..............................       485,784
     50,000   Kinetic Concepts, Inc. (a) ........................     1,738,000
    174,700   Medarex, Inc. (a) .................................     2,257,124
    315,500   Pharmacyclics, Inc. (a) ...........................     1,700,545
    192,400   Possis Medical, Inc. (a) ..........................     2,101,008
     10,900   Roche Holding AG - CHF ............................     1,907,423
     48,350   Sepracor, Inc. (a) ................................     2,502,596
     39,000   SurModics, Inc. (a) ...............................     1,361,100
                                                                   ------------
                                                                     26,059,834
                                                                   ------------
INDUSTRIALS: 8.0%
     54,000   Alaska Air Group, Inc. (a) ........................     2,168,100
    100,000   AMR Corp. (a) .....................................     2,834,000
     10,050   Avery Dennison Corp. ..............................       634,557
      4,000   Granite Construction, Inc. ........................       208,400
    131,025   JetBlue Airways Corp. (a) .........................     1,645,674
     39,300   Pall Corp. ........................................     1,253,670
     56,300   Southwest Airlines Co. ............................       846,189
                                                                   ------------
                                                                      9,590,590
                                                                   ------------
INFORMATION TECHNOLOGY: 42.5%
     12,420   Adobe Systems, Inc. (a) ...........................       475,065
      4,200   Agilent Technologies, Inc. (a) ....................       149,520
     17,000   Akamai Technologies, Inc. (a) .....................       796,620
    156,000   Altera Corp. (a) ..................................     2,876,640
    177,350   ASML Holding N.V. (a) .............................     4,050,674
     67,000   Avid Technology, Inc. (a) .........................     2,420,040
     65,900   Avocent Corp. (a) .................................     2,419,189
     64,600   Brocade Communications Systems, Inc. (a) ..........       523,906
     28,050   Comverse Technology, Inc. (a) .....................       610,648
     68,600   Cymer, Inc. (a) ...................................     3,178,238
     43,000   eBay, Inc. (a) ....................................     1,381,590
     32,100   Emulex Corp. (a) ..................................       603,480
     36,000   eSpeed, Inc. - Class A (a) ........................       354,960
     64,000   Faro Technologies, Inc. (a) .......................     1,218,560
     79,100   FormFactor, Inc. (a) ..............................     3,020,038


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
OCTOBER 31, 2006 - (CONTINUED)

  Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
    153,000   InPhonic, Inc. (a) ................................  $  1,403,010
     35,000   Intuit, Inc. (a) ..................................     1,235,500
     39,000   KLA-Tencor Corp. ..................................     1,917,630
     39,300   McAfee, Inc. (a) ..................................     1,136,949
     90,200   Micron Technology, Inc. (a) .......................     1,303,390
    658,500   Nortel Networks Corp. (a) .........................     1,468,455
     59,700   NVIDIA Corp. (a) ..................................     2,081,739
    131,500   Opsware, Inc. (a) .................................     1,195,335
     51,250   RADVISION Ltd. (a) ................................       982,463
    135,000   Rambus, Inc. (a) ..................................     2,235,600
      8,700   Research In Motion Ltd. (a) .......................     1,022,076
      9,150   Silicon Laboratories, Inc. (a) ....................       298,565
     72,000   SonicWALL, Inc. (a) ...............................       756,000
     97,000   Stratasys, Inc. (a) ...............................     2,704,360
     46,800   Symantec Corp. (a) ................................       928,512
     28,400   THQ, Inc. (a) .....................................       853,988
      9,000   Trimble Navigation Ltd. (a) .......................       415,980
     68,700   VeriSign, Inc. (a) ................................     1,420,716
    134,200   Yahoo!, Inc. (a) ..................................     3,534,828
                                                                   ------------
                                                                     50,974,264
                                                                   ------------
MATERIALS: 0.7%
     11,400   Minerals Technologies, Inc. .......................       628,824
      4,800   Monsanto Co. ......................................       212,256
                                                                   ------------
                                                                        841,080
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $94,837,711) ............................................   106,282,090
                                                                   ------------


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
OCTOBER 31, 2006 - (CONTINUED)

 Principal
  Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 13.3%
$15,914,295   Dreyfus Institutional U.S. Treasury Money Market Fund
  (cost $15,914,295) ............................................  $ 15,914,295
                                                                   ------------
TOTAL INVESTMENTS
  (cost $110,752,006): 101.9% ...................................   122,196,385
Liabilities in Excess of Other Assets: (1.9)% ...................    (2,304,587)
                                                                   ------------
TOTAL NET ASSETS: 100.0% ........................................  $119,891,798
                                                                   ============

----------
Percentages are stated as a percent of net assets.
CHF - Swiss Security.
(a) Non Income Producing.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  STATEMENTS OF ASSETS AND LIABILITIES
           PRIMECAP ODYSSEY FUNDS
           OCTOBER 31, 2006

                                                                                      PRIMECAP
                                                   PRIMECAP          PRIMECAP          ODYSSEY
                                                    ODYSSEY           ODYSSEY        AGGRESSIVE
                                                   STOCK FUND       GROWTH FUND      GROWTH FUND
                                                  ------------     ------------     ------------
ASSETS
  Investments, at cost ......................     $ 80,543,974     $189,860,354     $110,752,006
                                                  ============     ============     ============
  Investments, at value .....................     $ 89,821,115     $206,525,988     $122,196,385
  Receivables:
    Securities sold .........................           22,794               --               --
    Dividends and interest ..................           81,388          138,913           72,346
    Fund shares sold ........................          134,252        1,130,012          773,386
  Other assets ..............................           42,376           76,633           47,171
                                                  ------------     ------------     ------------
    Total assets ............................       90,101,925      207,871,546      123,089,288
                                                  ------------     ------------     ------------
LIABILITIES
  Payable for securities purchased ..........        1,531,267        4,878,421        2,958,735
  Payable for fund shares redeemed ..........           19,085          384,567           11,476
  Due to advisor (Note 5) ...................          111,764          248,665          130,012
  Accrued administration fees ...............           10,831           23,634           12,834
  Other accrued expenses ....................           74,863          127,044           84,433
                                                  ------------     ------------     ------------
    Total liabilities .......................        1,747,810        5,662,331        3,197,490
                                                  ------------     ------------     ------------
NET ASSETS ..................................     $ 88,354,115     $202,209,215     $119,891,798
                                                  ============     ============     ============
Number of shares issued and
  outstanding (unlimited shares
  authorized, $0.01 par value) ..............        6,553,093       14,690,643        8,614,450
                                                  ============     ============     ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE ................     $      13.48     $      13.76     $      13.92
                                                  ============     ============     ============
COMPONENTS OF NET ASSETS
  Paid-in capital ...........................     $ 78,356,275     $182,959,503     $106,359,921
  Undistributed net investment
    income ..................................          211,614          223,160               --
  Accumulated net realized gain
    on investments ..........................          509,085        2,360,918        2,087,498
  Accumulated net unrealized
    appreciation on investments .............        9,277,141       16,665,634       11,444,379
                                                  ------------     ------------     ------------
    Net assets ..............................     $ 88,354,115     $202,209,215     $119,891,798
                                                  ============     ============     ============


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  STATEMENTS OF OPERATIONS
           PRIMECAP ODYSSEY FUNDS
           FOR THE YEAR ENDED OCTOBER 31, 2006

                                                                                      PRIMECAP
                                                    PRIMECAP         PRIMECAP          ODYSSEY
                                                     ODYSSEY          ODYSSEY        AGGRESSIVE
                                                   STOCK FUND       GROWTH FUND      GROWTH FUND
                                                  ------------     ------------     ------------
INVESTMENT INCOME
  Income
    Dividends (net of foreign taxes
      withheld of $9,260, $13,970,
      and $3,385, respectively) .............     $    538,207     $    731,235     $     95,305
    Interest ................................          226,404          527,220          281,280
                                                  ------------     ------------     ------------
      Total income ..........................          764,611        1,258,455          376,585
                                                  ------------     ------------     ------------
  Expenses
    Advisory fees ...........................          329,077          687,970          344,429
    Administration fees .....................           44,271           91,055           46,874
    Insurance ...............................           35,542           52,357           27,557
    Audit fees ..............................           28,903           28,903           28,903
    Transfer agent fees and expenses ........           23,103           42,231           29,814
    Registration fees .......................           21,862           20,253           22,550
    Custody fees ............................           17,274           25,055           17,859
    Fund accounting fees ....................           10,946           23,568           12,023
    Trustee fees ............................           10,423           10,423           10,424
    Other expenses ..........................            8,171           20,000            8,897
    Printing and mailing ....................            7,643           10,136           12,839
    Legal fees ..............................            3,475           21,691            5,592
                                                  ------------     ------------     ------------
      Total expenses ........................          540,690        1,033,642          567,761
                                                  ------------     ------------     ------------
        NET INVESTMENT INCOME (LOSS) ........          223,921          224,813         (191,176)
                                                  ------------     ------------     ------------
CHANGE IN REALIZED AND
UNREALIZED GAIN
ON INVESTMENTS
  Net realized gain on:
    Investments .............................          542,818        2,386,269        2,470,999
    Foreign currency transactions ...........              103              184              128
                                                  ------------     ------------     ------------
      Net realized gain .....................          542,921        2,386,453        2,471,127
                                                  ------------     ------------     ------------
  Net unrealized appreciation
    on investments ..........................        7,586,374       15,060,244        9,718,713
                                                  ------------     ------------     ------------
      Net realized and unrealized gain
        on investments ......................        8,129,295       17,446,697       12,189,840
                                                  ------------     ------------     ------------
        NET INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS .........     $  8,353,216     $ 17,671,510     $ 11,998,664
                                                  ============     ============     ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  STATEMENT OF CHANGES IN NET ASSETS
           PRIMECAP ODYSSEY STOCK FUND

                                                                     YEAR ENDED         PERIOD ENDED
                                                                  OCTOBER 31, 2006   OCTOBER 31, 2005(1)
                                                                  ----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
  Net investment income (loss) ................................     $    223,921        $    (17,484)
  Net realized gain (loss) on investments .....................          542,921             (23,690)
  Net unrealized appreciation on investments ..................        7,586,374           1,690,767
                                                                    ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......        8,353,216           1,649,593
                                                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................          (12,410)                 --
  Realized gain on investments ................................           (5,043)                 --
                                                                    ------------        ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................          (17,453)                 --
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...................................       53,541,677          28,719,772
  Proceeds from reinvestment of distribution ..................           15,443                  --
  Cost of shares redeemed .....................................       (3,649,793)           (293,419)
  Redemption fee proceeds .....................................            1,068                  11
                                                                    ------------        ------------
    NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ..............       49,908,395          28,426,364
                                                                    ------------        ------------
    TOTAL INCREASE IN NET ASSETS ..............................       58,244,158          30,075,957
NET ASSETS
  Beginning of period .........................................       30,109,957              34,000
                                                                    ------------        ------------
  END OF PERIOD (including undistributed net investment
    income of $211,614 and $ --, respectively) ................     $ 88,354,115        $ 30,109,957
                                                                    ============        ============
CHANGE IN CAPITAL SHARES
  Shares sold .................................................        4,216,481           2,646,899
  Shares issued on reinvestment of distributions ..............            1,280                  --
  Shares redeemed .............................................         (288,611)            (26,356)
                                                                    ------------        ------------
    NET INCREASE IN CAPITAL SHARES ............................        3,929,150           2,620,543
                                                                    ============        ============

----------
(1) Commenced operations on November 1, 2004.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  STATEMENT OF CHANGES IN NET ASSETS
           PRIMECAP ODYSSEY GROWTH FUND

                                                                     YEAR ENDED         PERIOD ENDED
                                                                  OCTOBER 31, 2006   OCTOBER 31, 2005(1)
                                                                  ----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
  Net investment income (loss) ................................     $    224,813        $    (41,989)
  Net realized gain on investments ............................        2,386,453              54,943
  Net unrealized appreciation on investments ..................       15,060,244           1,605,390
                                                                    ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......       17,671,510           1,618,344
                                                                    ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .......................................           (1,837)                 --
  Realized gain on investments ................................          (38,375)                 --
                                                                    ------------        ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................          (40,212)                 --
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...................................      147,754,093          45,005,048
  Proceeds from reinvestment of distribution ..................           39,926                  --
  Cost of shares redeemed .....................................       (9,787,774)            (92,228)
  Redemption fee proceeds .....................................            6,067                 441
                                                                    ------------        ------------
    NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ..............      138,012,312          44,913,261
                                                                    ------------        ------------
    TOTAL INCREASE IN NET ASSETS ..............................      155,643,610          46,531,605
NET ASSETS
  Beginning of period .........................................       46,565,605              34,000
                                                                    ------------        ------------
  END OF PERIOD (including undistributed net investment
    income of $223,160 and $ --, respectively) ................     $202,209,215        $ 46,565,605
                                                                    ============        ============
CHANGE IN CAPITAL SHARES
  Shares sold .................................................       11,461,405           4,012,397
  Shares issued on reinvestment of distributions ..............            3,259                  --
  Shares redeemed .............................................         (781,496)             (8,322)
                                                                    ------------        ------------
    NET INCREASE IN CAPITAL SHARES ............................       10,683,168           4,004,075
                                                                    ============        ============

----------
(1) Commenced operations on November 1, 2004.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  STATEMENT OF CHANGES IN NET ASSETS
           PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

                                                                     YEAR ENDED         PERIOD ENDED
                                                                  OCTOBER 31, 2006   OCTOBER 31, 2005(1)
                                                                  ----------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
  Net investment loss .........................................     $   (191,176)       $   (126,506)
  Net realized gain (loss) on investments .....................        2,471,127            (192,454)
  Net unrealized appreciation on investments ..................        9,718,713           1,725,666
                                                                    ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......       11,998,664           1,406,706
                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...................................       89,190,276          23,059,769
  Cost of shares redeemed .....................................       (4,130,146)         (1,677,835)
  Redemption fee proceeds .....................................            8,580               1,784
                                                                    ------------        ------------
    NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ..............       85,068,710          21,383,718
                                                                    ------------        ------------
    TOTAL INCREASE IN NET ASSETS ..............................       97,067,374          22,790,424
NET ASSETS
  Beginning of period .........................................       22,824,424              34,000
                                                                    ------------        ------------
  END OF PERIOD ...............................................     $119,891,798        $ 22,824,424
                                                                    ============        ============
CHANGE IN CAPITAL SHARES
  Shares sold .................................................        6,910,316           2,181,304
  Shares redeemed .............................................         (327,348)           (153,222)
                                                                    ------------        ------------
    NET INCREASE IN CAPITAL SHARES ............................        6,582,968           2,028,082
                                                                    ============        ============

(1) Commenced operations on November 1, 2004.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  FINANCIAL HIGHLIGHTS
           PRIMECAP ODYSSEY STOCK FUND
           FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                                     YEAR ENDED         PERIOD ENDED
                                                                  OCTOBER 31, 2006   OCTOBER 31, 2005(1)
                                                                  ----------------   -------------------
Net asset value, beginning of period ..........................     $      11.48        $      10.00
                                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................................             0.03               (0.01)
  Net realized and unrealized gain on investments .............             1.97                1.49
                                                                    ------------        ------------
Total from investment operations ..............................             2.00                1.48
                                                                    ------------        ------------
LESS DISTRIBUTIONS:
  Dividends from net investment income ........................             0.00(2)             0.00
  Distributions from realized gain ............................             0.00(2)             0.00
                                                                    ------------        ------------
Total distributions ...........................................             0.00                0.00
                                                                    ------------        ------------
Redemption fee proceeds .......................................             0.00(2)             0.00(2)
                                                                    ------------        ------------
  Net asset value, end of period ..............................     $      13.48        $      11.48
                                                                    ============        ============
Total return ..................................................            17.48%              14.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ........................     $       88.4        $       30.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped ........             0.99%               1.80%
  After fees waived and expenses absorbed or recouped .........             0.99%               1.25%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS ................................             0.41%              (0.11%)

Portfolio turnover rate .......................................             4.09%              12.46%

----------
(1) Commenced operations on November 1, 2004.
(2) Amount represents less than $0.01 per share.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  FINANCIAL HIGHLIGHTS
           PRIMECAP ODYSSEY GROWTH FUND
           FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                                     YEAR ENDED         PERIOD ENDED
                                                                  OCTOBER 31, 2006   OCTOBER 31, 2005(1)
                                                                  ----------------   -------------------
Net asset value, beginning of period ..........................     $      11.62        $      10.00
                                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................................             0.01               (0.01)
  Net realized and unrealized gain on investments .............             2.14                1.63
                                                                    ------------        ------------
Total from investment operations ..............................             2.15                1.62
                                                                    ------------        ------------
LESS DISTRIBUTIONS:
  Dividends from net investment income ........................             0.00(2)             0.00
  Distributions from realized gain ............................            (0.01)               0.00
                                                                    ------------        ------------
Total distributions ...........................................            (0.01)               0.00
                                                                    ------------        ------------
Redemption fee proceeds .......................................             0.00(2)             0.00(2)
                                                                    ------------        ------------
Net asset value, end of period ................................     $      13.76        $      11.62
                                                                    ============        ============
Total return ..................................................            18.49%              16.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ........................     $      202.2        $       46.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped ........             0.89%               1.79%
  After fees waived and expenses absorbed or recouped .........             0.89%               1.25%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS ................................             0.19%              (0.27%)

Portfolio turnover rate .......................................             6.87%               8.84%

----------
(1) Commenced operations on November 1, 2004.
(2) Amount represents less than $0.01 per share.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  FINANCIAL HIGHLIGHTS
           PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
           FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                                     YEAR ENDED         PERIOD ENDED
                                                                  OCTOBER 31, 2006   OCTOBER 31, 2005(1)
                                                                  ----------------   -------------------
Net asset value, beginning of period ..........................     $      11.24        $      10.00
                                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................................            (0.02)              (0.06)
  Net realized and unrealized gain on investments .............             2.70                1.30
                                                                    ------------        ------------
Total from investment operations ..............................             2.68                1.24
                                                                    ------------        ------------
Redemption fee proceeds .......................................             0.00(2)             0.00(2)
                                                                    ------------        ------------
  Net asset value, end of period ..............................     $      13.92        $      11.24
                                                                    ============        ============
Total return ..................................................            23.84%              12.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ........................     $      119.9        $       22.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped ........             0.99%               1.82%
  After fees waived and expenses absorbed or recouped .........             0.99%               1.25%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS ................................            (0.33%)             (0.82%)

Portfolio turnover rate .......................................            12.30%               7.38%

----------
(1) Commenced operations on November 1, 2004.
(2) Amount represents less than $0.01 per share.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

[GRAPHIC]  NOTES TO FINANCIAL STATEMENTS
           PRIMECAP ODYSSEY FUNDS
           FOR THE YEAR ENDED OCTOBER 31, 2006

(1) ORGANIZATION

PRIMECAP Odyssey Funds (the "Trust") was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds"), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the "Investment Advisor") serves as investment advisor to the Funds. The Funds commenced operations on November 1, 2004. Each Fund's investment objective is to seek to provide long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares within each Fund have equal rights with respect to voting.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

      A.    SECURITY VALUATION.

            Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

            Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

            Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2006 - (CONTINUED)

      B.    SHARES VALUATION.

            The net asset value ("NAV") per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading.

      C.    FOREIGN CURRENCY.

            Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

      D.    FEDERAL INCOME TAXES.

            Each Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their taxable income and any capital gains in excess of applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

            The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

      E.    ALLOCATION OF EXPENSES.

            Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

      F.    SECURITY TRANSACTIONS, INVESTMENT INCOME, AND DISTRIBUTIONS.

            Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2006 -  (CONTINUED)

      G.    USE OF ESTIMATES.

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

      H.    INDEMNIFICATION OBLIGATIONS.

            Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

(3) INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2006 were as follows:

FUND                                                PURCHASES          SALES
                                                  ------------     ------------
PRIMECAP Odyssey Stock Fund                       $ 48,961,292     $  2,062,950
PRIMECAP Odyssey Growth Fund                      $133,539,219     $  7,276,278
PRIMECAP Odyssey Aggressive Growth Fund           $ 79,305,650     $  6,511,773

(4) DISTRIBUTION TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2006 -  (CONTINUED)

                                                                                   PRIMECAP
                                              PRIMECAP          PRIMECAP            ODYSSEY
                                               ODYSSEY           ODYSSEY          AGGRESSIVE
                                             STOCK FUND        GROWTH FUND        GROWTH FUND
                                            ------------      -------------      -------------
Cost of investments
  for tax purposes ......................   $ 80,583,871      $ 189,860,354      $ 110,778,193
                                            ============      =============      =============
Gross tax unrealized
  appreciation ..........................     11,126,645         21,862,756         15,342,501
Gross tax unrealized
  depreciation ..........................     (1,889,401)        (5,197,122)        (3,924,309)
                                            ------------      -------------      -------------
Net tax unrealized appreciation .........   $  9,237,244      $  16,665,634      $  11,418,192
                                            ============      =============      =============
Currently distributable
  ordinary income .......................        334,889          1,530,228          1,122,106
Currently distributable
  long-term capital gain ................        425,707          1,053,850            991,579
                                            ------------      -------------      -------------
Currently total distributable
  earnings ..............................        760,596          2,584,078          2,113,685
                                            ------------      -------------      -------------
Total accumulated earnings ..............   $  9,997,840      $  19,249,712      $  13,531,877
                                            ============      =============      =============

Tax components of dividends paid during the periods ended October 31, 2005 and 2006 were as follows:

                                                                2006
                                                    ----------------------------
                                                      ORDINARY       LONG-TERM
                                                       INCOME       CAPITAL GAIN
                                                    DISTRIBUTIONS  DISTRIBUTIONS
                                                    -------------  -------------
PRIMECAP Odyssey Stock Fund .....................    $   17,453     $       --
PRIMECAP Odyssey Growth Fund ....................    $   40,212     $       --
PRIMECAP Odyssey Aggressive Growth Fund .........    $       --     $       --

                                                                2005
                                                    ----------------------------
                                                      ORDINARY       LONG-TERM
                                                       INCOME       CAPITAL GAIN
                                                    DISTRIBUTIONS  DISTRIBUTIONS
                                                    -------------  -------------
PRIMECAP Odyssey Stock Fund .....................    $       --     $       --
PRIMECAP Odyssey Growth Fund ....................    $       --     $       --
PRIMECAP Odyssey Aggressive Growth Fund .........    $       --     $       --

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2006 - (CONTINUED)

(5) INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. Under the terms of the agreement, each of the Funds will pay a fee equal to the following annual percentages of average net assets:

                                           FOR THE FIRST     ASSETS IN EXCESS OF
                                            $100,000,000         $100,000,000
                                              PER FUND             PER FUND
                                           -------------     -------------------
PRIMECAP Odyssey
  Stock Fund ............................       0.60%                0.55%
PRIMECAP Odyssey
  Growth Fund ...........................       0.60%                0.55%
PRIMECAP Odyssey
  Aggressive Growth Fund ................       0.60%                0.55%

The Investment Advisor has contractually agreed to waive its fees and/or reimburse each Fund through October 31, 2007 to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels:

      PRIMECAP Odyssey Stock Fund ...........................  1.25%
      PRIMECAP Odyssey Growth Fund ..........................  1.25%
      PRIMECAP Odyssey Aggressive Growth Fund ...............  1.25%

      THESE PERCENTAGES ARE BASED ON THE AVERAGE DAILY NET ASSETS OF THE FUNDS.

The Investment Advisor did not seek reimbursement in 2006 for fees waived or expenses paid under this agreement.

Mellon Bank, N.A. serves as the Funds' Custodian. U.S. Bancorp Fund Services, LLC ("USBFS") serves as the Administrator, Fund Accountant, and Transfer Agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds' Distributor.

(6) ACCOUNTING PRONOUNCEMENTS

In December, 2005, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
FOR THE YEAR ENDED OCTOBER 31, 2006 - (CONTINUED)

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

[GRAPHIC]  REPORT OF INDEPENDENT REGISTERED
           PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PRIMECAP Odyssey Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for the year then ended and for the period November 1, 2004 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
San Francisco, California
December 19, 2006

[GRAPHIC]  ADDITIONAL INFORMATION - (UNAUDITED)
           PRIMECAP ODYSSEY FUNDS

ADDITIONAL TAX INFORMATION

The PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Stock Fund designate 65% and 100%, respectively, of ordinary income and short term capital gain distributions paid during the fiscal year ended October 31, 2006 as qualified dividend income.

The PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Stock Fund designate 57% and 100%, respectively, of ordinary income and short term capital gain distributions paid during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available for corporate shareholders.

TAX NOTICE (UNAUDITED)

ADDITIONAL INFORMATION FOR FOREIGN SHAREHOLDERS ONLY:

The PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Stock Fund designate 21% and 25%, respectively, of ordinary distributions paid during the fiscal year ended October 31, 2006 as interest related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

The PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Stock Fund designate $38,375 (95%) and $5,043 (29%), respectively, of ordinary distributions paid during the fiscal year ended October 31, 2006 as short-term capital gain distributions.

PROXY VOTING PROCEDURES

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-729-2307. This information is also available through the SEC's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

ADDITIONAL INFORMATION - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of the Trust is comprised of four Trustees, three of whom are independent of the Investment Advisor. During the six months ended October 31, 2006, the Board of Trustees unanimously approved a one-year renewal of the Trust's investment advisory agreement (the "Investment Advisory Agreement") with the Investment Advisor.

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its renewal of the Investment Advisory Agreement. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Investment Advisory Agreement was considered separately for each Fund, although the Board took into account the common interests of all the Funds in its review. As described below, the Board considered the nature, quality and extent of the various services provided to the Funds by the Investment Advisor as well as the levels of the Funds' advisory fees and other expenses. In considering these matters, the Board discussed the renewal of the Investment Advisory Agreement with management and in private sessions with counsel at which no representatives of the Investment Advisor were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Investment Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing services to the Funds.

In deciding to approve the renewal of the Investment Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by the Investment Advisor, the Board discussed the services provided by the Investment Advisor to the Funds under the Investment Management Agreement, including the background, education and experience of the Investment Advisor's key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Investment Advisor's senior management; its investment philosophy and processes, including its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board concluded that the Investment Advisor continued to provide high quality services to the Funds.

ADDITIONAL INFORMATION - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS

INVESTMENT PERFORMANCE

The Board assessed the performance of each Fund compared with its respective benchmark and the average of a peer group of funds (each, a "peer group") selected by Lipper, Inc. ("Lipper") for the one-, three- and six-month and one-year periods ended July 31, 2006. The Board observed that the Funds' investment results were good, and that the one-year total return of each of the Funds was above the median return of the funds in its peer group and above the S&P 500 Index.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by the Investment Advisor and total expenses of each of the Funds compared to those of the funds included in the relevant Lipper peer group, and observed that those fees were at or below the average of their respective peer groups. The Board also reviewed the fees charged by the Investment Advisor to other clients, including other funds to which the Investment Advisor served as sub-advisor, and noted that although such fees were lower than those charged to the Funds, the Investment Advisor provided additional services to the Trust that it did not provide to other clients.

The Trustees reviewed information regarding the Funds' total expense levels compared to those in their respective Lipper peer groups and determined that the Funds' expenses were reasonable and below the medians of the funds in the peer groups. They considered information relating to the Advisor's costs and profits, and noted that given the Funds' current asset levels it was unlikely that the Funds provide substantial profits to the Advisor or could lead to significant economies of scale. The Board concluded that the advisory fees and expenses of the Funds continued to be reasonable.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the Investment Advisory Agreement represents fair and reasonable compensation in light of the nature and quality of the services being provided by the Investment Advisor to the Trust and the shareholders of the Funds, and that it would be in the best interests of the Funds to renew the Agreement.

[GRAPHIC]  MANAGEMENT - (UNAUDITED)
           PRIMECAP ODYSSEY FUNDS

PORTFOLIO MANAGERS

PRIMECAP Management Company has five portfolio managers who together have more than 150 years of investment experience. Each of these five individuals manages a portion of the PRIMECAP Odyssey Growth Fund and the PRIMECAP Odyssey Stock Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Schow, Kolokotrones, Fried, and Mordecai. A small portion of each Fund's assets may be managed by individuals in the Advisor's research department. The portfolio managers primarily responsible for overseeing the Funds' investments are:

                -------------------------------------------------
                NAME                          YEARS OF EXPERIENCE
                -------------------------------------------------
                Howard B. Schow                        50
                Mitchell J. Milias                     42
                Theo A. Kolokotrones                   36
                Joel P. Fried                          22
                Alfred W. Mordecai                      9
                -------------------------------------------------

OFFICERS AND TRUSTEES

The Trust's officers, who administer the Funds' daily operations, are appointed by the Board of Trustees. The Trustees are responsible for the overall management of the Trust, including establishing the Funds' policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-729-2307 or the Fund's web site at www.odysseyfunds.com.

EXECUTIVE OFFICERS. The table below sets forth certain information about each of the Trust's executive officers.

--------------------------------------------------------------------------------------------------------------------------
                              POSITION(S)        TERM OF OFFICE;
   NAME, ADDRESS                  HELD              LENGTH OF                      PRINCIPAL OCCUPATION(S)
  (YEAR OF BIRTH)              WITH TRUST          TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Howard B. Schow          Co-Chief Executive        Indefinite;      Chairman and Director, Portfolio Manager, Chief
225 South Lake Ave.,     Officer                   Since 09/04      Investment Officer, and Principal PRIMECAP Management
Suite 400, Pasadena,                                                Company
CA 91101-3005
(1927)

Theo A. Kolokotrones     Co-Chief Executive        Indefinite;      President, Director, Portfolio Manager, and Principal
225 South Lake Ave.,     Officer                   Since 09/04      PRIMECAP Management Company
Suite 400, Pasadena,
CA 91101-3005
(1946)
--------------------------------------------------------------------------------------------------------------------------

MANAGEMENT - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS


--------------------------------------------------------------------------------------------------------------------------
                              POSITION(S)        TERM OF OFFICE;
   NAME, ADDRESS                  HELD              LENGTH OF                      PRINCIPAL OCCUPATION(S)
  (YEAR OF BIRTH)              WITH TRUST          TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Joel P. Fried            Co-Chief Executive        Indefinite;      Executive Vice President, Director, Portfolio Manager,
225 South Lake Ave.,     Officer and Trustee       Since 09/04      and Principal PRIMECAP Management Company
Suite 400, Pasadena,
CA 91101-3005
(1962)

David H. Van Slooten     Chief Financial           Indefinite;      Senior Vice President, Portfolio Manager, Financial
225 South Lake Ave.,     Officer and Secretary     Since 06/04      Analyst, and Principal PRIMECAP Management Company
Suite 400, Pasadena,
CA 91101-3005
(1963)

Baltej S. Kochar         Vice President and        Indefinite;      Vice President and Financial Analyst, PRIMECAP
225 South Lake Ave.,     Chief Administrative      Since 10/04      Management Company (1/04 - Present); Chief Executive
Suite 400, Pasadena,     Officer                                    Officer, The Share Group, Inc. (9/01 - 1/03); Chief
CA 91101-3005                                                       Executive Officer, BetterTomorrow.org (6/00 - 9/01);
(1970)                                                              President, GreaterGood.com (4/98 - 1/00)

Karen Chen               Vice President of         Indefinite;      Chief Compliance Officer, Director of Compliance and
225 South Lake Ave.,     Compliance and Chief      Since 10/04      Reporting, PRIMECAP Management Company (10/04 -
Suite 400, Pasadena,     Compliance Officer                         Present); Team Lead - Legal and Compliance, Pacific
CA 91101-3005            and AML Compliance                         Investment Management Company (7/02 - 9/04 and 11/97 -
(1973)                   Officer                                    7/99); Consultant, Trinity Consulting (9/01 - 2/02);
                                                                    Treasury Intern, The Walt Disney Company (6/00 - 10/00)
--------------------------------------------------------------------------------------------------------------------------

MANAGEMENT - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS

"INDEPENDENT" TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who is not an "interested person" of the Trust as defined in the 1940 Act ("Independent Trustees").

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                                      TERM OF                                              FUND            OTHER
                                POSITION(S)           OFFICE;                                             COMPLEX        DIRECTOR-
     NAME, ADDRESS                  HELD             LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN BY      SHIPS HELD
    (YEAR OF BIRTH)              WITH TRUST         TIME SERVED           DURING PAST 5 YEARS             TRUSTEE        BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin F. Hammon          Chairman of the         Indefinite;     Retired; Director, Institutional         3              None
225 South Lake Ave.,        Board and Trustee       Since 09/04     Equity Sales, Salomon Smith
Suite 400, Pasadena, CA                                             Barney Inc. (1997-1998)
91101-3005
(1935)

Wayne H. Smith              Chairman of the         Indefinite;     President, Wayne H. Smith                3              None
225 South Lake Ave.,        Audit Committee and     Since 09/04     Consulting, Inc. (2002-Present);
Suite 400, Pasadena,        Trustee                                 Vice President, Financial
CA 91101-3005                                                       Services, Avery Dennison
(1941)                                                              Corporation (2001-2002); Vice
                                                                    President, Financial Services,
                                                                    and Treasurer, Avery Dennison
                                                                    Corporation (1999-2001)

Stephen M. Rucker           Trustee                 Indefinite;     Retired; Executive Vice                  3              None
225 South Lake Ave.,                                Since 09/04     President, Credit Suisse First
Suite 400, Pasadena,                                                Boston (1999-2001)
CA 91101-3005
(1938)

MANAGEMENT - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS

"INTERESTED" TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who is an "interested person" of the Trust as defined by the 1940 Act.

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                                      TERM OF                                              FUND            OTHER
                                POSITION(S)           OFFICE;                                             COMPLEX        DIRECTOR-
     NAME, ADDRESS                  HELD             LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN BY      SHIPS HELD
    (YEAR OF BIRTH)              WITH TRUST         TIME SERVED           DURING PAST 5 YEARS             TRUSTEE        BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Joel P. Fried*              Co-Chief Executive      Indefinite;     Executive Vice President,                3              None
225 South Lake Ave.,        Officer and Trustee     Since 09/04     Director, Portfolio Manager,
Suite 400, Pasadena,                                                and Principal PRIMECAP
CA 91101-3005                                                       Management Company
(1962)

      * Mr. Fried is an "interested person" of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.

                      This page intentionally left blank.

                      This page intentionally left blank.

                               Investment Advisor
                           PRIMECAP MANAGEMENT COMPANY
                        225 South Lake Avenue, Suite 400
                           Pasadena, California 91101

                                        o

                                   Distributor
                        QUASAR DISTRIBUTORS, LLC 615 East
                      Michigan Street, 3rd Floor Milwaukee,
                                 Wisconsin 53202

                                        o

                                    Custodian
                                MELLON BANK, N.A.
                          One Mellon Center Pittsburgh,
                               Pennsylvania 15258

                                        o

                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                       615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                  Administrator
                         U.S. BANCORP FUND SERVICES, LLC
                       2020 East Financial Way, Suite 100
                           Glendora, California 91741

                                        o

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                             515 South Flower Street
                         Los Angeles, California 90071

                                        o

                  Independent Registered Public Accounting Firm
                           PRICEWATERHOUSECOOPERS LLP
                            Three Embarcadero Centre
                        San Francisco, California 94111

THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE PRIMECAP ODYSSEY FUNDS AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.

PRIMECAP, PRIMECAP ODYSSEY, AND THE PRIMECAP ODYSSEY LOGO ARE TRADEMARKS OF PRIMECAP MANAGEMENT COMPANY.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-729-2307.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal account. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

--------------------------------------------------------------------------------
                                      FYE 10/31/2006         FYE 10/31/2005
--------------------------------------------------------------------------------
Audit Fees                            $70,500                $51,175
Audit-Related Fees                    $0                     $0
Tax Fees                              $13,500                $6,600
All Other Fees                        $0                     $0
--------------------------------------------------------------------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

--------------------------------------------------------------------------------
Non-Audit Related Fees                FYE 10/31/2006         FYE 10/31/2005
--------------------------------------------------------------------------------
Registrant                            $13,500                $6,600
Registrant's Investment Adviser       $0                     $0
--------------------------------------------------------------------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed January 5, 2006.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         PRIMECAP ODYSSEY FUNDS


         By       /s/ Joel P. Fried
                  -----------------------------------------------------
                  Joel P. Fried, Co-Chief Executive Officer

         Date     December 29, 2006


         By       /s/ Howard B. Schow
                  -----------------------------------------------------
                  Howard B. Schow, Co-Chief Executive Officer

         Date     December 28, 2006


         By       /s/ THEO A. KOLOKOTRONES
                  -----------------------------------------------------
                  Theo A. Kolokotrones, Co-Chief Executive Officer

         Date     December 28, 2006


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By       /s/ Joel P. Fried
                  -----------------------------------------------------
                  Joel P. Fried, Co-Chief Executive Officer

         Date     December 29, 2006


         By       /s/ Howard B. Schow
                  -----------------------------------------------------
                  Howard B. Schow, Co-Chief Executive Officer

         Date     December 28, 2006


         By       /s/ Theo A. Kolokotrones
                  -----------------------------------------------------
                  Theo A. Kolokotrones, Co-Chief Executive Officer

         Date     December 28, 2006


         By       /s/ David H. Van Slooten
                  -----------------------------------------------------
                  David H. Van Slooten, Chief Financial Officer

         Date     December 29, 2006

PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.